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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2001



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


           MARYLAND                      1-13115                36-4151656
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


        TWO NORTH RIVERSIDE PLAZA
               SUITE 2100
            CHICAGO, ILLINOIS                                     60606
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (312) 466-3300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 5


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ITEM 5.   OTHER EVENTS.

     Equity Office is filing a description of the material U.S. federal income tax consequences relating to the taxation of Equity Office as a REIT and the ownership and disposition of Equity Office common shares. This description replaces and supersedes prior descriptions of the material federal income tax treatment of Equity Office and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K. The description of material U.S. federal income tax consequences includes forward-looking statements. These forward-looking statements are identified by using words such as "anticipate", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the factors discussed in the description of material U.S. federal income tax consequences and the risk factors included in Equity Office's Form 8-K dated July 5, 2001 (as amended or supplemented from time to time). For all forward-looking statements contained herein, Equity Office claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

     In addition, Equity Office is filing amendments to Article IV, Section 9 and Article VII, Section 1 of Equity Office's Amended and Restated Bylaws, as amended.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

     Exhibit
     Number         Description
     ------         -----------

     99.1           Material Federal Income Tax Consequences.

     99.2 Amended and Restated Bylaws of Equity Office (incorporated herein by reference to Exhibit 3.8 to Equity Office's Annual Report on Form 10-K for the year December 31, 2000, as amended).


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     99.3           Amended No. 1 to Amended and Restated Bylaws of Equity
                    Office (incorporated herein by reference to Exhibit 3.13 to Equity Office's Form 10-Q for the quarter ended June 30,
                    2001).

     99.4           Amendment No. 2 to Amended and Restated Bylaws of Equity
                    Office.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EQUITY OFFICE PROPERTIES TRUST

Date: December 20, 2001               By: /s/ STANLEY M. STEVENS
                                          ----------------------------------
                                          Stanley M. Stevens
                                          Executive Vice President, Chief
                                          Legal Counsel and Secretary




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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                        DESCRIPTION                          PAGE NO.
     ------                        -----------                          --------

     99.1      Material Federal Income Tax Consequences.

     99.2      Amended and Restated Bylaws of Equity Office
               (incorporated herein by reference to Exhibit 3.8 to Equity Office's Annual Report on Form 10-K for the year December 31, 2000, as amended).

     99.3 Amended No. 1 to Amended and Restated Bylaws of Equity Office (incorporated herein by reference to Exhibit
               3.13 to Equity Office's Form 10-Q for the quarter ended June 30, 2001).

     99.4      Amendment No. 2 to Amended and Restated Bylaws of
               Equity Office.





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